UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2011

Mesa Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-149338	98-0506246
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5220 Spring Valley Road
Suite 525
Dallas, TX  75254
(Address of principal executive offices, including zip code)

(972) 490-9595
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report and its exhibit contain “forward-looking statements.”  All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements.  We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct.  Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements.  There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from such forward-looking statements, including, but not limited to: the results of exploration, and the determination by us of whether to pursue any of the contemplated transactions; our ability to raise capital to complete exploration, development and commercialization of any oil or gas project in which we are engaged and other opportunities; future findings and economic assessment reports; our ability to obtain the necessary operating permits and environmental approvals; our ability to identify appropriate corporate acquisition and/or joint venture opportunities and to establish the technical and managerial infrastructure and raise the required capital to take advantage of, and successfully participate in, such opportunities; future economic conditions; political stability; and oil and gas prices.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Our Board of Directors approved an agreement entered into on September 8, 2011 with Wentworth Operating Co. (“Wentworth”) pursuant to which we sold and assigned to Wentworth all of our leasehold and working interests in our Gipson #1 and Cook #1 wells comprising our Coal Creek Project in Sequoyah County, Oklahoma, for the sum of $17,960.25.  We determined to sell those wells because their output was marginal and our Coal Creek Project no longer fit our business plan going forward.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Item 10.01	Exhibits

The following exhibit is filed or furnished with this Report.

Exhibit	Description

10.1	Letter Agreement and Bill of Sale between the Registrant and Wentworth Operating Co., dated September 8, 2011

[Signature page follows.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Energy Holdings, Inc.

Dated: October 17, 2011	By:	/s/ Randy M. Griffin
Randy M. Griffin
Chairman and Chief Executive Officer (Principal Executive Officer)